GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of July 29, 2022 (Unaudited)
Principal Amount		Fair Value
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
$1,838,275	0.38%, 07/15/2023	$ 1,842,667
2,893,918	0.13%, 10/15/2024	2,890,344
2,609,909	0.13%, 04/15/2025	2,630,028
86,796	0.63%, 01/15/2026	88,349
370,742	0.13%, 04/15/2026	370,457
2,568,903	0.13%, 07/15/2026	2,578,625
2,943,486	0.13%, 10/15/2026(a)	2,955,113
614,264	0.38%, 07/15/2027	624,955
1,054,107	0.75%, 07/15/2028	1,093,052
5,005,701	0.88%, 01/15/2029	5,219,584
1,868,759	0.13%, 07/15/2031	1,857,057
1,445,490	0.13%, 01/15/2032	1,429,650
TOTAL U.S. TREASURY BONDS AND NOTES — 95.25% (Cost $24,054,977)		$23,579,881
SHORT TERM INVESTMENTS
Repurchase Agreements — 10.58%
999,918	Undivided interest of 14.85% in a repurchase agreement (principal amount/value $6,973,433 with a maturity value of $6,974,770) with Bank of America Securities Inc, 2.30%, dated 7/31/22 to be repurchased at $999,918 on 8/1/22 collateralized by Federal National Mortgage Association securities, 2.00% - 4.50%, 7/1/43 - 7/1/52, with a value of $7,112,902.(b)	999,918
999,918	Undivided interest of 14.85% in a repurchase agreement (principal amount/value $6,973,433 with a maturity value of $6,974,770) with RBC Capital Markets Corp, 2.30%, dated 7/31/22 to be repurchased at $999,918 on 8/1/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 5.50%, 8/25/22 - 5/20/52, with a value of $7,112,902.(b)	999,918
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 618,032	Undivided interest of 9.73% in a repurchase agreement (principal amount/value $6,591,515 with a maturity value of $6,592,751) with JP Morgan Securities, 2.25%, dated 7/31/22 to be repurchased at $618,032 on 8/1/22 collateralized by U.S. Treasury securities, 0.25% - 2.75%, 2/28/25 - 4/30/27, with a value of $6,723,345.(b)	$ 618,032
TOTAL SHORT TERM INVESTMENTS — 10.58% (Cost $2,617,868)		$2,617,868
TOTAL INVESTMENTS — 105.83% (Cost $26,672,845)		$26,197,749
OTHER ASSETS & LIABILITIES, NET — (5.83)%		$(1,442,860)
TOTAL NET ASSETS — 100.00%		$24,754,889

(a)	All or a portion of the security is on loan at July 29, 2022.
(b)	Collateral received for securities on loan.
TIPS	Treasury Inflation Protected Securities
See Notes to Schedule of Investments.

July 29, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of July 29, 2022 (Unaudited)
At July 29, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
U.S. 10 Year Treasury Note Futures	1	USD	121,141	September 2022	$63
U.S. 10 Year Treasury Ultra Futures	4	USD	525,000	September 2022	820
U.S. 2 Year Treasury Note Futures	1	USD	210,461	September 2022	445
U.S. 5 Year Treasury Note Futures	2	USD	227,453	September 2022	(203)
				Net Appreciation	$1,125
See Notes to Schedule of Investments.

July 29, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Notes to Schedule of Investments (Unaudited)

Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

July 29, 2022

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of July 29, 2022, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Treasury Inflation-Protected Securities
For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations. The Fund held an average of 5 futures contracts, net of both long and short positions, for the reporting period.
1.  SUBSEQUENT EVENTS
Effective August 1, 2022, Empower renamed certain operating companies within its corporate group to include “Empower” in the legal name. In addition, the Great-West Core Strategies: Inflation-Protected Securities Fund changed its name to the Empower Core Strategies: Inflation-Protected Securities Fund on August 1, 2022.

July 29, 2022